Derivative Financial Instruments - Summary of Carrying Amount Hedged Assets/(Liabilities) (Detail) - Designated as Hedging Instrument [Member] - Interest rate swaps [Member] - Loans And Leases Net Of Unearned Income [Member] - USD ($)
$ in Thousands
	Dec. 31, 2023	Dec. 31, 2022
Carrying Amount of the Hedged Assets/(Liabilities)	$ 12,032	$ 55,770
Cumulative Amount of Fair Value Hedging Adjustment Included in the Carrying Amount of the Hedged Assets/(Liabilities)	(632)	(3,069)
Cumulative Amount of Fair Value Hedging Adjustment Remaining for any Hedged Assets/(Liabilities) for which Hedge Accounting has been Discontinued	$ 0	$ 0